SUPPLEMENT TO THE PROSPECTUS OF
                 EVERGREEN INTERNATIONAL AND GLOBAL GROWTH FUNDS


I.       Evergreen Emerging Markets Growth Fund

         Effective  May  1,  1999,   page  2  of  the  prospectus   under  "Fund
Facts--Portfolio Manager" is revised to state:

o        By committee including:
                  Liu-Er Chen
                  Eleanor H. Marsh
                  Antonio T. Docal
                  Francis X. Claro

         Furthermore, the section of the Evergreen Emerging Markets Growth Fund prospectus entitled "The Funds' Portfolio Managers" is supplemented to reflect the following change:

         Emerging Markets Growth Fund

         The day-to-day management of the Fund is handled by a committee composed of the following individuals.

         Liu-Er Chen, CFA is Vice President and Portfolio Manager for the Evergreen Emerging Markets Fund. Prior to joining Evergreen in 1995, he spent three years in U.S. and German pharmaceutical companies in their strategic planning area.

         Francis X. Claro, CFA is Vice President and Portfolio Manager for the Evergreen Emerging Markets Fund and the Evergreen Latin America Fund. Prior to joining Evergreen in 1994, he worked as an Investment Officer with the Inter-American Investment Corporation, where he was responsible for making private equity and debt investments in Argentina, Brazil, Peru and Uruguay.

         Antonio T. Docal, CFA is Vice President and Portfolio Manager for the Evergreen Emerging Markets Fund and the Evergreen Latin America Fund. Prior to joining Evergreen in 1994, Mr. Docal was Vice President of Docal Associates, Inc., an import/export and trade company that he co-founded.

     Eleanor H. Marsh is Vice President and Portfolio Manager for the Evergreen Emerging Markets Fund. Ms. Marsh joined Evergreen in 1994 as a Senior Analyst of the Asian equity markets. Prior to joining Evergreen, Ms. Marsh spent five years at S.G. Warburg Securities in Tokyo as a Senior Analyst in the Japanese equity research department.


May 3, 1999


II.         Evergreen Latin America Fund and Evergreen Precious Metals Fund

         The following disclosure is added to the "Overview" page of the prospectus:

Concentration Risk
An investment in a Fund that concentrates its investments in a single sector or industry entails greater risk than an investment in a Fund that invests its assets in numerous sectors or industries. The Fund may be vulnerable to any development in its concentration sector or industry that may weaken the sector or industry. As a result, the Fund's shares may fluctuate more widely in value than those of a Fund investing in a number of different sectors or industries.

         The "Risk Factors" section under the fund-specific page for the Funds is revised to add the following risk (defined above):

o        Concentration Risk


        In addition, the "Investment Strategy" section for Evergreen Latin America Fund is revised to reflect that the Fund will invest in the aggregate at least 25% of its total assets in the securities of issuers primarily engaged in the energy, telecommunications and utility industries.

July 12, 1999


III.     Evergreen Global Leaders Fund

         Effective August 2, 1999, the section of the prospectuses entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change:

     The day-to-day management of the Fund is handled by Edwin D. Miska. Mr. Miska has been an analyst with EAMC and its predecessor since 1986. He became a portfolio manager with EAMC in 1989, and has managed the Fund since its inception in November 1995.

                                                                   549745  7/99
July 12, 1999


IV.      Evergreen Global Opportunities Fund

         Effective December 31, 1999, the section of the prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change:

     Gilman C. Gunn, J. Gary Craven, Eleanor H. Marsh and Francis X. Claro co-manage the Fund. Mr. Gunn has managed the Fund since June 1997. Since joining EIMC in January 1991, Mr. Gunn has been a Senior Vice President and Chief Investment Officer-International.

     J. Gary Craven has managed the Fund since January 1998. Since joining EIMC in November 1996, Mr. Craven has been a Senior Vice President, portfolio manager and Chief Investment Officer for the Small Stock Team. Prior to joining EIMC, Mr. Craven was a Portfolio Manager at Invista Capital Management from February 1987 to October 1996.

     Eleanor H. Marsh has managed the Fund since December 1999. Ms. Marsh joined EIMC in July 1994 as a senior analyst of the Asian equity markets and became a portfolio manager in October 1996. Prior to joining EIMC, Ms. Marsh spent five years at S.G. Warburg Securities in Tokyo as a senior analyst in the Japanese equity research department.

     Francis X. Claro, CFA has managed the Fund since December 1999. Mr. Claro joined EIMC in October 1994, as a senior analyst and became a portfolio manager in October 1996. Prior to joining EIMC, Mr. Claro worked as an Investment Officer with the Inter-American Investment Corporation, where he was responsible for making private equity and debt investments across sectors.


                                                                   551723 12/99
December 31, 1999